EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Dawson Geophysical Company (the “Company”) on Form 10-K/A for the fiscal year ending September 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), I Christina W. Hagan, Executive Vice President, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2005

/s/ Christina W. Hagan
Executive Vice President, Secretary, Treasurer
and Chief Financial Officer